UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 22, 2006
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                                ONSPAN NETWORKING, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)


              000-22991                              87-0460247
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      (Commission File Number)           (IRS Employer Identification No.)


               21218 St Andrews Blvd #610 Boca Raton Florida 33433
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               (Address of Principal Executive Offices) (Zip Code)


                                 (561) 542-1334
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              (Registrant's Telephone Number, Including Area Code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS

          On September 22, 2006, Marissa Dermer and Elizabeth Capra resigned from their positions as the Directors of the Company. There were no disagreements by the Company or Ms. Dermer or Mrs. Capra relating to the resignations and both agreed to forgive all indebtedness to the company owed and all options granted.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934,the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        ONSPAN NETWORKING, INC.

                                        By: /s/ Herbert Tabin
                                            ------------------------
                                            Herbert Tabin, President

DATED: September 22, 2006
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